investor presentation • Second Quarter 2026 Exhibit 99.1

forward looking statements disclosure 2 Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, (a) statements regarding First Financial Bancorp’s (the “Company” or “First Financial”) operations, such as (i) our future operating or financial performance, including revenues, income or loss and earnings per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements; and (b) statements regarding the proposed transaction, such as (i) statements regarding the outlook and expectations of First Financial and Finward Bancorp (“Finward”), respectively, with respect to the proposed transaction, (ii) the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transactions on the combined First Financial’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), (iii) the timing of the closing of the proposed transaction, and (iv) the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of First Financial or Finward or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Any reference to forward-looking statements by Finward herein is solely related to the proposed transaction. Such risks, uncertainties and assumptions include, among others, the following: Risks, uncertainties and assumptions regarding First Financial’s operations • economic, market, liquidity, credit, interest rate, operational and technological risks associated with First Financial’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; • management’s ability to effectively execute its business plans; • pursuit of mergers and acquisitions, including costs or difficulties related to the acquisition and/or integration of any acquired companies; • the possibility that any of the anticipated benefits of First Financial’s prior or contemplated acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms; • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies.

forward looking statements disclosure 3 Risks, uncertainties and assumptions regarding the proposed transaction • the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; • the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined First Financial or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the approval by Finward’s shareholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all; • the outcome of any legal proceedings that may be instituted against First Financial or Finward; • the possibility that the anticipated benefits of the proposed transaction, including anticipated synergies and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Financial and Finward operate; • the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; • the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; • the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; • the diversion of management’s attention from ongoing business operations and opportunities; • potential adverse reactions of First Financial’s or Finward’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; • a material adverse change in the financial condition of First Financial or Finward; • changes in First Financial’s share price before closing; risks relating to the potential dilutive effect of shares of First Financial’s common stock to be issued in the proposed transaction; • general competitive, economic, political and market conditions; • the ability to retain key employees, management personnel and other associates of First Financial and Finward following announcement or consummation of the proposed transaction; • major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and • other factors that may affect future results of First Financial or Finward, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board, the Ohio Division of Financial Institutions, the Indiana Department of Financial Institutions, and any other state or federal legislative and regulatory actions and reforms. These factors are not necessarily all of the factors that could cause First Financial, Finward, or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the results of First Financial, Finward, or the combined company. Although each of First Financial and Finward believes that its expectations with respect to forward- looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of First Financial or Finward (as related to the proposed transaction) will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of First Financial’s and Finward’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by First Financial and Finward with the Securities Exchange Commission (“SEC”). The actual results anticipated for the proposed transaction or First Financial’s operations may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on First Financial, Finward or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. First Financial and Finward urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by First Financial and Finward. Forward- looking statements speak only as of the date they are made, and First Financial and Finward undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

forward looking statements disclosure 4 Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the reconciliation tables in the appendix at the end of this presentation. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between First Financial and Finward. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Important Additional Information about the Transaction and Where to Find It In connection with the proposed transaction, First Financial intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of First Financial capital stock to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement of Finward and a prospectus of First Financial (the “Proxy Statement/Prospectus”), and First Financial and Finward may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL, FINWARD AND THE PROPOSED TRANSACTION AND RELATED MATTERS. Participants in Solicitation Finward and its directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning Finward’s participants is set forth in the Proxy Statement, dated April 3, 2026, for Finward’s 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of Finward in the solicitation of proxies in respect of the Merger will be included in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 5 our franchise Commercial C&I, O-CRE, Treasury, ABL, ESOP, Equipment Finance, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 151 Employees: 2,371 Market Cap (6/30/26): $3.6B Dividend Yield (6/30/26): 3.0% CET1 Ratio: 12.33% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Agile Premium Finance Lines of Business 2.03% 2Q Adj. PTPP ROAA2 $22.4B in assets $13.7B/$17.6B loans / deposits $6.5B wealth AUC1 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 6 key investment highlights

- ✓ **Proven & sustainable business model for more than 160 years**
  - Conservative operating philosophy with 143 consecutive quarters of profitability
  - Well managed through past credit cycles
- ✓ **Premier Midwest franchise with top quartile[1] profitability**
  - Top quartile[1] ROA, ROATCE, NIM, and fee income as a percentage of revenue
- ✓ **High quality balance sheet & robust capital position**
  - Low loan / deposit ratio and ~12% CET1 ratio as of 6/30/26
- ✓ **Prudent risk management & credit culture with strong asset quality**
  - Top quartile[1] ACL coverage and low NPAs
- ✓ **Track record of well-executed acquisitions with well-defined M&A strategy**
  - Includes both bank and non-bank acquisitions
- ✓ **Strategically distinct**
  - Local banking centered in legacy markets with a focus on growing core deposits
  - Sophisticated commercial and wealth banking model that positions us to be the alternative to “Big Banks”
  - National strategy that adds diverse fee streams while also complementing our Commercial Bank offerings
- ✓ **Experienced and proven management team**

[1] Profitability metrics measured against the KBW Nasdaq Regional Bank Index (“KRX”) as of or for the quarter ending 3/31/26.

first financial bancorp

7

EQUAL OPPORTUNITY LENDER FDIC

$6.4B $7.2B $8.1B $8.4B $8.9B $14.0B $14.5B $16.0B $16.3B $17.0B $17.5B $18.6B $21.1B $22.8B 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 Total Assets ($B) an experienced & successful acquirer 8 2014 First Financial acquires Insight Bank, First Bexley Bank and The Guernsey Bank (Combined assets of ~$700M) (Banks – OH) 2015 First Financial acquires Oak Street Funding (Specialty Lender) 2018 First Financial acquires MainSource Financial Group (Total assets of ~$4.6B) (Bank – IN) 2019 First Financial acquires Bannockburn Global Forex (Foreign Exchange) 2021 First Financial acquires Summit Funding Group (Equipment Finance) 2024 First Financial acquires Agile Premium Finance (Specialty Lender) 2025 First Financial acquires Westfield Bancorp (Total assets of ~$2.1B) (Bank – OH) 6 4 Bank Acquisitions Non-Bank Acquisitions Note: Excludes ~$4 million acquisition of Brady Ware Capital in 2023. 1Q26 First Financial acquires BankFinancial (Total assets of ~$1.4B) (Bank – IL)

ROAA1 ROATCE1 Net Interest Margin Noninterest Income / Net Revenue1 Loans + HTM / Deposits Cash + AFS Securities / Assets ACL / Gross Loans NPAs / Assets CET1 Ratio Total RBC Ratio Consolidated CRE / RBC 272% 228% 187% 164% 14.0% 14.7% 15.9% 15.7% 11.3% 12.1% 13.4% 12.2% 0.61% 0.47% 0.30% 0.44% 1.04% 1.20% 1.36% 1.36% 13% 16% 21% 27% 97% 92% 85% 76% 12.7% 17.0% 20.9% 28.5% 3.33% 3.55% 3.80% 3.99% 12.0% 13.9% 16.3% 19.2% 1.02% 1.20% 1.31% 1.45% Quartile Median Quartile 1Q26 KRX Constituents Bottom Top a top quartile performer 9 Top Quartile & Diversified Profitability Liquid Balance Sheet With Strong Credit and Capital Indicates 1Q26 Peer Top Quartile Indicates 1Q26 Peer Median 1 First Financial’s ratios are non-GAAP financial measures which management believes facilitate a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. Source: S&P Capital IQ Pro. All data calculated as of or for the quarter ending 3/31/26 unless otherwise noted.

1-Year 3-Year 5-Year 10-Year KRXKRX 92% Percentile Rank 19.2% 15.7% 96% Percentile Rank FFBC Top Quartile1 17.8% 16.4% 90% Percentile Rank 1.35% 1.30% 86% Percentile Rank 1.36% 1.29% 84% Percentile Rank 2%3% 10% 18.7% 15.7% FFBC Top Quartile1 1.40% 80% Percentile Rank 1.35% 8% 51% Percentile Rank 53% Percentile Rank 5% 78% Percentile Rank 9% FFBC KRX Median1 15% 56% Percentile Rank 17% 17.2% 15.0% 91% Percentile Rank 1.30% 1.26% 79% Percentile Rank consistent best-in-class earnings 10 1 KRX calculated as the top quartile or median of the current 50 KRX constituents. Source: S&P Capital IQ Pro. All data calculated as of or for the period ending 3/31/26 for comparability purposes. Return on Tangible Common EquityReturn on Average Assets Earnings Per Share Growth ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

key company brands Full suite of diversified financial products for individuals and businesses $22.4 Billion Assets $17.6 Billion Deposits Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses Wealth & asset management services for individuals and businesses $6.5 Billion Assets Under Care $35 Million LTM Revenue $496 Million LTM Wealth Advisory Sales Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises 11 Offices Across the U.S. $69 Million LTM Revenue Specialty lender to insurance industry, RIAs, CPAs $1.2 Billion Loans $330 Million Deposits $333 Million LTM Originations Specialty lender for commercial customers to finance insurance premiums High Yielding and High Quality Portfolio $377 Million Loans $779 Million LTM Originations Full-service equipment financing company $1.5 Billion Leases/Loans $738 Million LTM Originations $85 Million LTM Fee Income 11

Note: Financial data as of 6/30/26. Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. *Includes leasing business expense complementary market centric strategies Loans $4.6B / Deposits $4.9B Loans $1.8B / Deposits $5.1B Loans $4.4B / Deposits $7.2B Loans $3.0B / Deposits $0.4B Fees* $97.3MM 12

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. Note: Data as of 6/30/26 and excludes the impact of BankFinancial acquisition. diversified lines of business 13

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 14 acquisition update – Westfield and BFIN Successful conversion of BankFinancial in June High retention of clients and key associates On track to achieve financial targets, cost savings and EPS contribution Cost savings fully implemented as of June 30th for Westfield BankFinancial cost savings will gradually phase in over the course of the third quarter with full synergies expected by quarter-end 15

1 strategic expansion in Chicago & Northwest Indiana with Finward acquisition July 21, 2026

220 - 68 - 4 0 - 113- 206 255 - 199 - 69 177 - 180 - 177 142 - 57 - 128 52 - 183 - 143 123 - 199 - 224 32 - 39 - 32 ✓ 5.0% Earnings per Share accretion ✓ De minimis TBV dilution ✓ Capitalized value of synergies represents 76% of deal value ✓ Enhances key profitability metrics, including 90bps improvement in Efficiency Ratio and 100bps increase in ROTCE ✓ Acquisition of a low cost, granular core deposit franchise with $2.0B of assets and 116-year presence in Chicago and Northwest Indiana market ✓ Increases Chicago MSA deposits by 75% to $4.1B pro forma ✓ Well-priced expansion opportunity at 1.4x Price / TBV; 66% Pay-to-Trade ratio ✓ Proven strong credit culture and risk management practices ✓ Low integration risk given the relative size and expected efficient combination ✓ Limited resource requirement will not disrupt internal initiatives or the consideration of other strategic opportunities ✓ Complementary to existing Chicagoland / Northwest Indiana presence, including recently acquired BankFinancial footprint, Chicago Commercial LPO, Agile Premium Finance headquarters and Bannockburn Capital Markets office ✓ Continues build-out of Chicago MSA into a major metro hub for First Financial ✓ Adds $412MM of wealth assets under management 17 transaction highlights(1) Financially attractive with mid-single digit EPS accretion and minimal TBV impact Strategically expands presence in economically robust Chicago and Northwest Indiana market with strong core deposit franchise Strong strategic and cultural alignment supports low execution risk Enhances Chicago banking franchise for continued growth in the market (1) See Forward Looking Statement Disclosure on pages 2-4 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods

220 - 68 - 4 0 - 113- 206 255 - 199 - 69 177 - 180 - 177 142 - 57 - 128 52 - 183 - 143 123 - 199 - 224 32 - 39 - 32 18 overview of Finward Key Franchise Highlights Financial Summary Loan & Deposit Composition Total Assets $2.0B Total Deposits $1.7B Assets Under Management $412MM Headquarters Munster, Indiana Chief Executive Officer Benjamin Bochnowski Year Founded 1910 Branches 24 Retail Locations Ticker FNWD (NASDAQ-Listed) Balance Sheet & Capital (1Q’26, %) Cash & Securities / Assets 21 Loan / Deposit Ratio 85 CET1 Ratio 12.0 Reserves / Loans 1.19 NCOs / Avg. Loans 0.00 Profitability (1Q’26, %) Return on Avg. Assets 0.44 Net Interest Margin (FTE) 3.35 Efficiency Ratio 84 Noninterest Income / Operating Revenue 14 Cost of Deposits 1.62 Attractive low cost, core deposit franchise Significant scarcity value in Chicago / Northwest Indiana Attractive wealth business drives durable fee revenue Strong capitalization and excess liquidity profile Robust credit quality and underwriting philosophy 1 2 3 4 5 Loan Composition (1) Deposit Composition Loans: $1.5Bn Yield on Loans: 5.50% Deposits: $1.7Bn Cost of Deposits: 1.62% Overview of Finward Residential Real Estate 31% Home Equity 4% Commercial Real Estate 39% Construction & Land Dev. 5% Multifamily 13% Commercial Business 6% Other 2% Noninterest Bearing 16% IB Demand, Savings & MMDA 56% Retail Time (≤ $250K) 22% Jumbo Time (> $250K) 6% Note: Financial Data as of 1Q’26 1 Excludes net deferred fee and cost adjustments. Other includes consumer, manufactured homes and government loan balances.

220 - 68 - 4 0 - 113- 206 255 - 199 - 69 177 - 180 - 177 142 - 57 - 128 52 - 183 - 143 123 - 199 - 224 32 - 39 - 32 Increases Chicago Deposits to $4.1B 19 complementary Chicago & Northwest Indiana presence 1 Per FDIC deposit information Source: S&P Capital IQ Pro Joliet Evanston Skokie Hoffman Estates Naperville Bolingbrook Tinley Park Gary Wheaton Chicago Milwaukee INDIANA Indianapolis KENTUCKY Columbus OHIO MICHIGAN Lansing Louisville Cincinnati Grand Rapids Chicago Continues Build-Out of Chicago MSA Extension of Chicago and Northwest Indiana retail network Adds to recent acquisition of BankFinancial Commercial loan production office in Fulton Market Agile Premium Finance headquartered in Chicago MSA Bannockburn Capital Markets office in downtown Chicago✓ $2.3 $1.8 $4.1 FFBC FNWD PFPro Forma Chicago MSA Deposits (1) ($Bn) ✓ ✓ ✓ ✓ Legacy First Financial Acquired BankFinancial (Closed Jan. ’26) Finward Bancorp (Announced July ’26) ILLINOIS

220 - 68 - 4 0 - 113- 206 255 - 199 - 69 177 - 180 - 177 142 - 57 - 128 52 - 183 - 143 123 - 199 - 224 32 - 39 - 32 20 summary of expected financial impacts Key Items Pro Forma Financial Impacts Earnings per Share(1) (Fully Phased-In) 5.0% TBV(1) per Share at Closing (0.4)% TBV(1) Earnback (Crossover Method) 0.6 Years Capitalized Value of Synergies / Deal Value 76% Internal Rate of Return 21% CET1 Ratio Impact at Closing (50) Bps Return on Tangible Common Equity(1) (Fully Phased-In) +100 Bps Efficiency Ratio Improvement (Fully Phased-In) 90 Bps P ro F o rm a I m p a c ts O p e ra ti n g M e tr ic s (1) Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non- GAAP reconciliation.

220 - 68 - 4 0 - 113- 206 255 - 199 - 69 177 - 180 - 177 142 - 57 - 128 52 - 183 - 143 123 - 199 - 224 32 - 39 - 32 21 transaction terms Consideration & Deal Value Transaction Multiples Closing & Other • Consideration Mix – 100% FFBC common stock • Exchange Ratio – Fixed exchange ratio of 1.35x ‒ Approximately 5.9 million shares issued to Finward in transaction • Transaction Value – $208 million deal value, or $47.90 per Finward share (1) • Pro Forma Ownership – First Financial: 95% / Finward: 5% • Price / TBV(2) – 1.4x • Pay-to-Trade Ratio – 66% • Core Deposit Premium – 3.7% • Price / 2027E EPS with Synergies – 6.4x • Closing Date – Targeted close by end of year • Integration – Expected efficient integration leveraging First Financial’s proven acquisition expertise • Name and Brand – To be rebranded as First Financial Bank • Approvals – Requires customary regulatory approvals and approval by Finward’s shareholders 1 Based on First Financial closing share price of $35.48 on July 20, 2026 (2) Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

220 - 68 - 4 0 - 113- 206 255 - 199 - 69 177 - 180 - 177 142 - 57 - 128 52 - 183 - 143 123 - 199 - 224 32 - 39 - 32 22 key transaction assumptions Key Merger Assumptions • Cost Savings – Approximately 40% of Finward’s annual noninterest expense ‒ 50% phase-in during 2027 and 100% in 2028 and thereafter • One-Time Merger Expenses – $36 million pre-tax ‒ Fully reflected in pro forma impacts at closing for illustrative purposes • Core Deposit Intangible – 3.00% of Finward’s non-time deposits of $1.2 billion ‒ Amortized over 10 years using sum-of-years digits method Fair Value Adjustments • Loan Credit Mark – 1.19% of Finward’s total loans; equal to current reserves • Loan Interest Rate FMV Adjustment – $36 million estimated at close, or 2.5% of loans ‒ Accreted into earnings over 5 years using straight-line method Other • Durbin Interchange Revenue Impact – Estimated approx. $0.4 million annual impact

220 - 68 - 4 0 - 113- 206 255 - 199 - 69 177 - 180 - 177 142 - 57 - 128 52 - 183 - 143 123 - 199 - 224 32 - 39 - 32 23 key takeaways Strong strategic and cultural alignment supports low execution risk Enhances Chicago banking franchise for continued growth in the market Strategically expands presence in economically robust Chicago and Northwest Indiana market with strong core deposit franchise Financially attractive with mid-single digit EPS accretion and minimal TBV impact

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 24

2Q 2026 results 143rd Consecutive Quarter of Profitability 25 • EOP assets decreased $340.1 million compared to the linked quarter to $22.4 billion • EOP loans increased $240.1 million compared to the linked quarter to $13.7 billion; 7.1% on an annualized basis • Average deposits increased $41.2 million compared to the linked quarter to $17.7 billion • EOP investment securities decreased $222.9 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $73.8 million; $71.9 million as adjusted1 • Noninterest expense – $161.5 million; $149.1 million as adjusted1 • Efficiency ratio – 61.2%. Adjusted1 efficiency ratio – 56.8% • Effective tax rate of 19.0%. Adjusted1 effective tax rate of 20.1% • Net interest income – $190.4 million • Net interest margin of 3.96% on a GAAP basis; 3.98% on a fully tax equivalent basis1 • Net income – $76.5 million or $0.73 per diluted share. Adjusted1 net income – $83.9 million or $0.80 per diluted share • Return on average assets – 1.37%. Adjusted 1 return on average assets – 1.50% • Return on average shareholders’ equity – 10.39%. Adjusted1 return on average shareholders’ equity – 11.40% • Return on average tangible common equity – 17.95%. Adjusted1 return on average tangible common equity – 19.70% • Provision expense – $8.2 million • Net charge-offs – $6.7 million. NCOs / Avg. Loans – 0.20% annualized • Classified Assets / Total Assets – 1.01% • NPA / Total Assets – 0.43% • ACL / Total Loans – 1.38% • Total capital ratio – 15.75% • Tier 1 common equity ratio – 12.33% • Tangible common equity ratio – 8.24%. Adjusted1 tangible common equity ratio – 9.30% • Tangible book value per share – $16.64 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

2Q 2026 highlights • Strong adjusted1 quarterly earnings driven by robust net interest margin • Adjusted1 earnings per share – $0.80; highest in Company history • Adjusted1 return on assets – 1.50% • Adjusted1 pre-tax, pre-provision return on assets – 2.03% • Adjusted1 return on average tangible common equity – 19.70% • Strong loan growth during the quarter • EOP loan balances increased $240 million compared to the linked quarter, or 7.1% on an annualized basis • Quarterly growth was broad-based, highlighted by C&I, Summit and seasonal growth from Agile • Total average deposit balances increased $41 million • Growth in interest bearing demand accounts and seasonal influx of public funds offset declines in retail time deposits and brokered CDs • Average noninterest bearing deposits were 20.5% of average total deposits • Excluding brokered CDs, average deposits increased $168.6 million • Net interest margin (FTE)¹ of 3.98% decreased 1 bp from linked quarter; excluding accretion and loan fees, margin increased 5 bps • 6 bp decrease in cost of funds • 7 bp decrease in asset yields • Decline in loan accretion diluted net interest margin 5 bps o Decline primarily related to lower-than-expected prepayment rates on acquired mortgage loans 26 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

• Noninterest income of $73.8 million; $71.9 million as adjusted1 • Adjustments include $0.3 million loss on securities and $2.2 million of acquisition-related adjustments • Leasing business income continues strong performance with a 5.3% increase from first quarter to $22.8 million • Other noninterest income increased $3.6 million, or 111.3% from the linked quarter, due to higher income from bank owned life insurance and limited partnership investments • Foreign exchange income of $13.1 million • Adjusted1 noninterest expense of $149.1 million; 3.7% decrease from first quarter • Adjustments1 include $11.6 million of acquisition related expenses and $0.8 million of amortization of tax credit investments and other expenses not expected to recur • Decrease from prior quarter driven by lower compensation costs • Efficiency ratio of 61.2%; 56.8% as adjusted1 • Credit quality in line with expectations • Total ACL of $208.2 million; provision expense of $8.2 million o Loans and leases - ACL of $189.9 million o 1.38% of total loans; 2 bp increase from first quarter o Unfunded Commitments - ACL of $18.3 million • $6.7 million in net charge-offs; 0.20% of loans on an annualized basis; 15 bps decline from first quarter • Slight declines in classified and nonperforming asset balances • Capital ratios remain strong • Total capital ratio of 15.75%; 5 bp increase from linked quarter • Tier 1 common equity of 12.33%; 11 bp increase from linked quarter • Tangible book value of $16.64; increased $0.49, or 3.0% from linked quarter • Tangible common equity increased to 8.24%; 9.30%1 excluding ($223.7) million of AOCI • Board of Directors approved $0.01 quarterly dividend increase to $0.26 to be paid in 3Q26 2Q 2026 highlights 27 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 28 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 190,377$ 190,377$ 189,610$ 189,610$ Provision for credit losses-loans and leases 12,933$ 12,933$ 6,030$ 6,030$ Provision for credit losses-unfunded commitments (4,743)$ (4,743)$ 2,510$ 2,510$ Noninterest income 73,791$ 73,791$ 81,906$ 81,906$ less: gains (losses) on security transactions - (336) A - (1,260) A - 3,189 A - 8,892 A less: other - (986) A - (1,371) A Total noninterest income 73,791$ 71,924$ 81,906$ 75,645$ Noninterest expense 161,542$ 161,542$ 169,408$ 169,408$ less: amortization of tax credit investments - 669 A - 669 A less: merger-related expenses - 11,641 A - 14,257 A less: other - 129 A - (357) A Total noninterest expense 161,542$ 149,103$ 169,408$ 154,839$ Income before income taxes 94,436$ 105,008$ 93,568$ 101,876$ Income tax expense 17,980$ 17,980$ 19,123$ 19,123$ plus: after-tax impact of tax credit investment @ 21% - 918 - 528 plus: tax effect of adjustments (A) @ 21% statutory rate - 2,220 - 1,745 Total income tax expense 17,980$ 21,118$ 19,123$ 21,396$ Net income 76,456$ 83,890$ 74,445$ 80,480$ Net earnings per share - diluted 0.73$ 0.80$ 0.71$ 0.77$ Pre-tax, pre-provision return on average assets 1.84% 2.03% 1.84% 1.99% 2Q 2026 1Q 2026 less: gain on bargain purchase profitability 29 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted1 Pre-tax, Pre-Provision Earnings $0.73$0.71$0.64 $0.75$0.73 $0.80 $0.77 $0.80 $0.76 $0.74 2Q261Q264Q253Q252Q25 Diluted EPS Adjusted EPS 1 1.37%1.34%1.22% 1.54%1.52% 1.50%1.45%1.52%1.55%1.54% 2Q261Q264Q253Q252Q25 ROA Adjusted ROA1 17.95%17.78%16.27% 19.11%19.61% 19.70%19.22% 20.27% 19.29%19.76% 2Q261Q264Q253Q252Q25 ROATCE Adjusted ROATCE 1 $113.2$110.4$109.4$100.7$98.5 2.03% 1.99% 2.14%2.15% 2.14% 2Q261Q264Q253Q252Q25 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA 1 net interest income & margin 30 2Q26 NIM (FTE) Progression All dollars shown in millions 1 1 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 1 1Q26 3.99% Asset yields/mix -0.02% Loan accretion -0.05% Funding costs/mix 0.06% 2Q26 3.98% $185.3$181.4 $166.6 $155.4$154.3 $2.8$3.2 $5.2 $5.1$4.0 $2.3 $4.9 $2.2 $190.4$189.6 $174.0 $160.5$158.3 2Q261Q264Q253Q252Q25 Basic NII Loan Fees Loan Accretion Net Interest Income 3.87%3.82%3.81%3.89%3.95% 0.06%0.07%0.12% 0.13%0.10% 0.05%0.10%0.05% 3.98%3.99%3.98%4.02%4.05% 2Q261Q264Q253Q252Q25 Basic Margin (FTE) Loan Fees Loan Accretion Net Interest Margin (FTE)

noninterest income 31 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2Q26 Highlights • Adjustments include a $0.3 million loss on securities and $2.2 million of acquisition related adjustments • Adjusted1 noninterest income 27% of net revenue • Leasing business income increased $1.1 million, or 5.3%, from the linked quarter to $22.8 million • Foreign exchange income decreased $3.2 million, or 19.7% from first quarter, to $13.1 million • Wealth management fees of $8.2 million decreased $2.2 million, or 21.3%, compared to record first quarter due to lower investment banking fees • Client derivative fee income decreased $2.6 million, or 64%, from the linked quarter to $1.4 million • Other noninterest income increased $3.6 million, or 111%, from the linked quarter due to higher income from bank owned life insurance and limited partnership investments All dollars shown in millions Service Charges $8.9 12% Wealth Mgmt $8.2 11% Bankcard $3.0 4% Client derivative fees $1.4 2% Foreign exchange $13.1 18% Leasing business $22.8 31% Mortgage banking $6.7 9% Gain on bargain purchase $3.2 4% Other $6.5 9% Total $73.8 million $71.9 million as adjusted 1 noninterest expense 32 Noninterest Expense 2Q26 Highlights 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company' Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in millions • Adjusted1 noninterest expense decreased $5.7 million, or 3.7% from linked quarter • Efficiency ratio of 61.2%; 56.8% as adjusted1 • Decrease driven by lower compensation costs • $12.4 million of adjustments1 include: • $11.6 million of acquisition related expenses • $0.8 million of amortization of tax credit investments and other costs not expected to recur Full-time Equivalent Employees 2 Includes 169 FTE from Westfield acquisition 3 Includes 156 FTE from BankFinancial acquisition in 1Q and 154 FTE in 2Q 2,371 2,319 2,164 1,986 2,033 2Q261Q264Q253Q252Q25 Full-time equivalent employees 32 3 56.9% 57.4% 62.6% 62.4% 61.2% 56.4% 57.0% 56.5% 58.4% 56.8% 2Q25 3Q25 4Q25 1Q26 2Q26 Efficiency Ratio Adjusted Efficiency Ratio 1 Efficiency Ratio Salaries and benefits $86.9 54% Occupancy and equipment $11.8 7% Data processing $13.6 8% Professional services $7.4 5% Intangible amortization $6.2 4% Leasing business expense $14.6 9% Other $21.0 13% $161.5 average balance sheet 33 All dollars shown in millions 1 Includes loans fees and loan accretion $5,080$4,769 $3,989$3,552$3,479 4.45%4.42% 4.31%4.31% 4.44% 2Q261Q264Q253Q252Q25 Investment Securities Investment Securities Yield Average Securities $13,619$14,028$12,812$11,806$11,793 6.45% 6.50%6.68% 6.88%6.85% 2Q261Q264Q253Q252Q25 Loans Loan Yield Average Loans 1 $17,687$17,646 $15,959$14,512$14,355 1.80% 1.83% 1.96% 2.13%2.11% 2Q261Q264Q253Q252Q25 Deposits Cost of Deposits Average Deposits

deposits 34 Deposit Product Mix (Avg) 2Q26 Average Deposit Progression All dollars shown in millions Total growth/(decline): $41.2 million $18.8 $93.9 -$0.4 -$57.8 -$47.9 -$127.4 $162.0 Noninterest-bearing Interest-bearing demand Savings Money Market Retail CDs Brokered Deposits Public Funds Noninterest- bearing $3,631 20% Interest-bearing demand $2,412 14% Savings $1,181 7% Money Market $4,482 25% Retail CDs $2,463 14% Brokered Deposits $1,337 8% Public Funds $2,181 12% Total $17.7 billion average deposit trends 35 All dollars shown in millions Average Deposit Balances Uninsured Deposits Uninsured deposits (per call report instructions) 7,455$ Less: Public funds 2,057 Less: Intercompany deposits 543 Adjusted uninsured deposits 4,855 Borrowing capacity 6,288 Borrowing capacity in excess of adjusted uninsured deposits $ 1,433 Borrowing capacity as a % of adjusted uninsured deposits 129.5% Adjusted uninsured deposits to total deposits 27.6% $16,214$16,061 $14,424 $13,000$13,010 2Q261Q264Q253Q252Q25

36 Borrowing Capacity • Interest-bearing deposits with other banks of $579 million • Investment securities portfolio: • 99.0% of investment portfolio classified as available-for-sale • $765.3 million of expected cash flow from securities portfolio in next 12 months • $410.1 million of floating rate securities with minimal losses • Portfolio duration of 4.7 years at June 30, 2026 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 1,264,058$ Fed Discount Window availability 799,058 Brokered CDs/Deposit placement services 3,212,338 Fed funds 1,013,000 Total as of June 30, 2026 6,288,454$

loan portfolio 37 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $240.1 million ICRE $3,803 28% Commercial & Small Business Banking $3,966 29% Oak Street $1,172 8% Summit $1,226 9% Agile $377 3% Consumer $1,265 9% Mortgage $1,926 14% Total $13.7 billion $20.6 $85.7 -$12.6 $51.0 $79.1 $26.7 -$10.4 ICRE Commercial & Small Business Banking Oak Street Summit Agile Consumer Mortgage

loan concentrations 38 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance • CRE balances approximately 180% of risk- based capital NAICS Sector 6/30/26 % of Total Loans Finance and Insurance $1,330.4 9.7% Manufacturing 1,150.9 8.4% Construction 681.1 5.0% Real Estate and Rental and Leasing 625.7 4.6% Professional, Scientific, and Technical Services 341.0 2.5% Health Care and Social Assistance 327.6 2.4% Wholesale Trade 327.4 2.4% Retail Trade 306.0 2.2% Accommodation and Food Services 295.8 2.2% Transportation and Warehousing 238.3 1.7% Agriculture, Forestry, Fishing and Hunting 175.1 1.3% Administrative and Support and Waste Management 168.1 1.2% Other Services (except Public Administration) 123.2 0.9% Utilities 105.9 0.8% Information 98.0 0.7% Arts, Entertainment, and Recreation 97.8 0.7% Public Administration 68.3 0.5% Management of Companies and Enterprises 57.9 0.4% Educational Services 56.9 0.4% Mining, Quarrying, and Oil and Gas Extraction 31.7 0.2% Other 7.3 0.1% Grand Total $6,614.3 48.2% Property Type 6/30/26 % of Total Loans Residential Multi Family 5+ $1,062.9 7.7% Retail Property 864.2 6.3% Industrial 470.4 3.4% REIT & Other 422.2 3.1% Office 337.6 2.5% Hospital/Nursing Home 298.6 2.2% Land 116.9 0.9% Hotel 95.2 0.7% Other Real Estate 84.7 0.6% Residential 1-4 Family 50.2 0.4% Grand Total $3,802.9 27.7%

area of focus – NDFI exposure 39 All dollars shown in millions NDFI Private Credit Exposure • Direct Exposure • $120.7 million outstanding • Primarily subscription lines to well- established funds that are either an institutional investor or publicly traded • $210.0 million committed • Loans to NDFI totaled $464.8 million, or 3.4% of the total loan portfolio • All NDFI loans pass rated at 6/30 • Average loan size is $8.6 million; median size is $7.1 million • Exposure primarily contained to Mortgage Credit Intermediaries (primarily REITs) • 60% of total NFDI loans allowance for credit losses 40 2Q26 Highlights All dollars shown in millions • $208.2 million combined ACL; $8.2 million combined provision expense • $189.9 million ACL – loans and leases • ACL 1.38% of total loans; 2 bp increase from first quarter • Utilized Moody’s June baseline forecast in quantitative model • $18.3 million ACL – unfunded commitments ACL / Total Loans $158.5 $161.9 $186.5 $183.7 $189.9 $17.1 $17.6 $20.2 $23.0 $18.3 $175.7 $179.5 $206.7 $206.7 $208.21.34% 1.38% 1.39% 1.36% 1.38% 2Q25 3Q25 4Q25 1Q26 2Q26 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 41 Classified Assets / Total Assets 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets Net Charge Offs & Provision Expense1 $96.3 $100.8$102.0 $76.1$77.1 0.43%0.44%0.48% 0.41%0.41% 2Q261Q264Q253Q252Q25 NPAs NPAs / Total Assets $6.0 $5.2 $8.8 $11.6 $6.7 $9.8 $9.1 $10.1 $8.5 $8.2 0.20% 0.35% 0.27% 0.18% 0.21% 2Q25 3Q25 4Q25 1Q26 2Q26 NCOs Provision Expense NCOs / Average Loans $226.8 $232.4 $235.5 $218.8 $214.3 1.01%1.02% 1.11%1.18%1.15% 2Q261Q264Q253Q252Q25 Classified Assets Classified Assets / Total Assets

capital 42 Tangible Common Equity Ratio 6/30 Risk Weighted Assets = $16,456,311 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital RatioTier 1 Common Equity Ratio 8.40% 8.87% 7.79% 7.87% 8.24% 9.81% 10.15% 8.74% 8.88% 9.30% 2Q25 3Q25 4Q25 1Q26 2Q26 TCE ratio Adjusted TCE ratio¹ 12.33%12.22% 11.32% 12.91%12.57% 7.00% 2Q261Q264Q253Q252Q25 Tier 1 Common Equity Ratio Basel III minimum 12.61%12.50% 11.60% 13.23%12.89% 8.50% 2Q261Q264Q253Q252Q25 Tier 1 Capital Ratio Basel III minimum 15.75%15.70%15.46%15.32%14.98% 10.50% 2Q261Q264Q253Q252Q25 Total Capital Ratio Basel III minimum Total Capital Ratio capital strategy 43 Strategy & DeploymentTangible Book Value Per Share • 3.0% annualized dividend yield as of June 30th • 34% of 2Q26 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • No shares repurchased in 2Q26 • Common dividend to be paid in third quarter increasing $0.01, or 4.0%, to $0.26 • Increase in TBV per share from linked quarter driven by strong earnings • 8.1% increase since 2Q25; • Exceeds pre-Westfield/BFIN level 1 Excludes impact from AOCI $15.40 $16.19 $15.74 $16.15 $16.64 $17.98 $18.52 $17.67 $18.23 $18.78 2Q25 3Q25 4Q25 1Q26 2Q26 Tangible Book Value per Share TBV per share-adjusted1 outlook commentary1 • Loan balances expected to increase mid single digits on an annualized basis • Core deposit balances expected to increase low single digits 44 • Total noninterest expense expected to be $149 - 152 million • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Stable credit costs expected • Stable ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $74 - 77 million • Includes $15 - 17 million foreign exchange • Includes $22 - 24 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-4 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.96% - 4.01%; assumes no rate changes • Assumes accretion income in line with 2Q26 Capital • Common dividend increase of $0.01 to $0.26; to be paid in 3Q26 Noninterest Expense Net Inter argin Bala eet it Noninterest Income

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 45 appendix: our markets • Greater Cincinnati/Dayton • Loans $4.9 billion • Deposits $8.1 billion • Deposit Market Share #4 (3.4%) • Banking Centers 46 • Fortune 500 Companies 8 • Indianapolis • Loans $1.0 billion • Deposits $0.5 billion • Deposit Market Share #14 (1.2%) • Banking Centers 7 • Fortune 500 Companies 3 • Columbus, OH • Loans $1.3 billion • Deposits $0.4 billion • Deposit Market Share #17 (0.4%) • Banking Centers 4 • Fortune 500 Companies 5 • Louisville • Loans $0.5 billion • Deposits $0.5 billion • Deposit Market Share #13 (1.2%) • Banking Centers 10 • Fortune 500 Companies 3 • Cleveland/Akron/Canton • Loans $1.1 billion • Deposits $1.3 billion • Deposit Market Share #12 (1.0%) • Banking Centers 8 • Fortune 500 Companies 9 All numbers as of 6/30/2026, except fortune 500 companies as of 7/1/2026 and deposit market share as of 6/30/2025. Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. 46 • National • Loans $3.0 billion • Deposits $0.4 billion • Community Markets • Loans $1.8 billion • Deposits $5.1 billion • Banking Centers 61 • Fortune 500 Companies 1 • Chicago • Loans $0.2 billion • Deposits $1.2 billion • Deposit Market Share #46 (0.2%) • Banking Centers 15 • Fortune 500 Companies 30 • Grand Rapids • Loans $0.03 billion • Deposits $0.07 billion • Fortune 500 Companies 1 appendix: non-GAAP to GAAP reconciliation 47 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2026 2026 2025 2025 2025 Net interest income 190,377$ 189,610$ 173,995$ 160,486$ 158,269$ Tax equivalent adjustment 1,161 1,186 1,227 1,248 1,246 Net interest income - tax equivalent 191,538$ 190,796$ 175,222$ 161,734$ 159,515$ Average earning assets 19,304,416$ 19,393,679$ 17,448,460$ 15,968,153$ 15,814,576$ Net interest margin1 3.96% 3.97% 3.96% 3.99% 4.01 % Net interest margin (fully tax equivalent)1 3.98% 3.99% 3.98% 4.02% 4.05 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended, June 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	June 30, 2025
Net income (a)	$ 76,456	$ 74,445	$ 62,393	$ 71,923	$ 69,996
Average total shareholders' equity	2,951,237	2,947,585	2,695,581	2,575,203	2,515,747
Less:					
Goodwill	(1,099,742)	(1,099,543)	(1,069,781)	(1,007,656)	(1,007,656)
Other intangibles	(143,403)	(149,631)	(104,184)	(74,448)	(76,076)
Average tangible equity (b)	1,708,092	1,698,411	1,521,616	1,493,099	1,432,015
Total shareholders' equity	2,987,488	2,940,625	2,769,216	2,631,855	2,558,155
Less:					
Goodwill	(1,099,936)	(1,099,543)	(1,099,524)	(1,007,656)	(1,007,656)
Other intangibles	(140,705)	(145,927)	(118,832)	(73,797)	(75,458)
Ending tangible common equity (c)	1,746,847	1,695,155	1,550,860	1,550,402	1,475,041
Less:					
AOCI	(223,720)	(217,430)	(189,942)	(223,000)	(246,384)
Adjusted ending tangible common equity (d)	1,970,567	1,912,585	1,740,802	1,773,402	1,721,425
Total assets	22,439,679	22,779,815	21,129,379	18,554,506	18,634,255
Less:					
Goodwill	(1,099,936)	(1,099,543)	(1,099,524)	(1,007,656)	(1,007,656)
Other intangibles	(140,705)	(145,927)	(118,832)	(73,797)	(75,458)
Ending tangible assets (e)	21,199,038	21,534,345	19,911,023	17,473,053	17,551,141
Risk-weighted assets (f)	16,456,311	16,127,377	15,890,363	14,166,935	14,129,683
Total average assets	22,391,439	22,459,721	20,256,539	18,566,188	18,419,437
Less:					
Goodwill	(1,099,742)	(1,099,543)	(1,069,781)	(1,007,656)	(1,007,656)
Other intangibles	(143,403)	(149,631)	(104,184)	(74,448)	(76,076)
Average tangible assets (g)	$ 21,148,294	$ 21,210,547	$ 19,082,574	$ 17,484,084	$ 17,335,705
Ending shares outstanding (h)	104,956,458	104,932,829	98,521,726	95,757,250	95,760,617
Ratios					
Return on average tangible shareholders' equity (a)/(b)	17.95%	17.78%	16.27%	19.11%	19.61%
Ending tangible common equity as a percent of:					
Ending tangible assets (c)/(e)	8.24%	7.87%	7.79%	8.87%	8.40%
Risk-weighted assets (c)/(f)	10.62%	10.51%	9.76%	10.94%	10.44%
Adjusted ending tangible common equity to ending tangible assets (d)/(e)	9.30%	8.88%	8.74%	10.15%	9.81%
Average tangible equity as a percent of average tangible assets (b)/(g)	8.08%	8.01%	7.97%	8.54%	8.26%
Tangible book value per share (c)/(h)	$ 16.64	$ 16.15	$ 15.74	$ 16.19	$ 15.40

FIRST

first financial bancorp

All dollars shown in thousands

48

EQUAL OPPORTUNITY LENDER FDIC

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

	2Q26		1Q26		4Q25		3Q25	
(Dollars in thousands, except per share data)	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$ 190,377	$ 190,377	$ 189,610	$ 189,610	$ 173,995	$ 173,995	$ 160,486	$ 160,486
Provision for credit losses-loans and leases (j)	12,933	12,933	6,030	6,030	9,688	9,688	8,612	8,612
Provision for credit losses-unfunded commitments (j)	(4,743)	(4,743)	2,510	2,510	412	412	453	453
Noninterest income	73,791	73,791	81,906	81,906	64,767	64,767	73,525	73,525
less: gains (losses) on security transactions		(336)		(1,260)		(12,576)		(42)
less: gain on bargain purchase		3,189		8,892		-		-
less: other		(986)		(1,371)		-		-
Total noninterest income (g)	73,791	71,924	81,906	75,645	64,767	77,343	73,525	73,567
Noninterest expense	161,542	161,542	169,408	169,408	149,531	149,531	134,269	134,269
less: amortization of tax credit investments		669		669		800		112
less: merger-related expenses		11,641		14,257		5,658		-
less: Other		129		(357)		1,177		827
Total noninterest expense (e)	161,542	149,103	169,408	154,839	149,531	141,896	134,269	133,330
Income before income taxes (i)	94,436	105,008	93,568	101,876	79,131	99,342	90,677	91,658
Income tax expense	17,980	17,980	19,123	19,123	16,738	16,738	18,754	18,754
plus: tax effect of adjustments		918		528		632		89
plus: after-tax impact of tax credit investments @ 21%		2,220		1,745		4,244		206
Total income tax expense (h)	17,980	21,118	19,123	21,396	16,738	21,614	18,754	19,049
Net income (a)	$ 76,456	$ 83,890	$ 74,445	$ 80,480	$ 62,393	$ 77,728	$ 71,923	$ 72,609
Average diluted shares (b)	104,937	104,937	104,615	104,615	97,594	97,594	95,754	95,754
Average assets (c)	22,391,439	22,391,439	22,459,721	22,459,721	20,256,539	20,256,539	18,566,188	18,566,188
Average shareholders' equity (k)	2,951,237	2,951,237	2,947,585	2,947,585	2,695,581	2,695,581	2,575,203	2,575,203
Less:								
Goodwill and other intangibles	(1,243,145)	(1,243,145)	(1,249,174)	(1,249,174)	(1,173,965)	(1,173,965)	(1,082,104)	(1,082,104)
Average tangible equity (d)	1,708,092	1,708,092	1,698,411	1,698,411	1,521,616	1,521,616	1,493,099	1,493,099
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.73	$ 0.80	$ 0.71	$ 0.77	$ 0.64	$ 0.80	$ 0.75	$ 0.76
Return on average assets - (a)/(c)	1.37%	1.50%	1.34%	1.45%	1.22%	1.52%	1.54%	1.55%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	1.84%	2.03%	1.84%	1.99%	1.75%	2.14%	2.13%	2.15%
Return on average shareholders' equity (a)/(k)	10.39%	11.40%	10.24%	11.07%	9.18%	11.44%	11.08%	11.19%
Return on average tangible shareholders' equity - (a)/(d)	17.95%	19.70%	17.78%	19.22%	16.27%	20.27%	19.11%	19.29%
Efficiency ratio - (e)/((f)+(g))	61.2%	56.8%	62.4%	58.4%	62.6%	56.5%	57.4%	57.0%
Effective tax rate - (h)/(i)	19.0%	20.1%	20.4%	21.0%	21.2%	21.8%	20.7%	20.8%

All dollars shown in thousands

FIRST
first financial bancorp
49
EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

50 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202